Exploration & Evaluation Assets	12 Months Ended
Dec. 31, 2022
Exploration & Evaluation Assets

6. Exploration & Evaluation Assets

Unproven properties
Bulgaria
January 1, 2021	$3,122,443
Foreign currency translation change	(6,297)
December 31, 2021	$3,116,146
Impairment	(3,101,343)
Foreign currency translation change	(14,803)
December 31, 2022	$-

Bulgaria

The Company holds a 98,205-acre oil and gas exploration claim in the Dobrudja Basin located in northeast Bulgaria. The Company intends to conduct exploration for natural gas and test production activities over a five-year period in accordance with or exceeding its minimum work program obligation. The Company’s commitment is to perform geological and geophysical exploration activities in the first 3 years of the initial term (the “Exploration and Geophysical Work Stage”), followed by drilling activities in years 4 and 5 of the initial term (the “Data Evaluation and Drilling Stage”). Prior to the Exploration and Geophysical Work Stage, the Company is required to complete an environmental impact assessment (“EIA”).

During the fall of 2022, the Company decided to recommence the EIA. The Company consulted with local counsel and an environmental consultant but was unable to determine whether it would be able to obtain the license. In October and November 2022, management made repeated efforts to obtain a visa to visit Bulgaria and seek clarification on the status of the license, however the visa applications were declined and management determined that it would no longer pursue the work program and would dispose of the property. As a result, the Company recorded an impairment loss of $3,101,343 during the year ended December 31, 2022.

TRILLION ENERGY INTERNATIONAL INC.

Notes to the Consolidated Financial Statements

For the years ended December 31, 2022 and 2021

(Expressed in U.S. dollars)